Exhibit 4.1

STL COMMON STOCK THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS, SEE REVERSE SIDE. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFIES that is the owner of FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF STERLING BANCORP Dated: The shares evidenced by this certificate are transferable only on the books of Sterling Bancorp by the holder hereof, in person or by attorney upon surrender of this certificate properly endorsed. The capital stock evidenced hereby is not on account of an insurable type and is not insured by the Federal Deposit Insurance Corporation or any other Federal or state governmental agency. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. IN WITNESS WHEREOF Sterling Bancorp has caused this certificate to be executed, by the facsimile signatures of its duly authorized officers has caused a facsimile of its seal to be hereunto affixed. COUNTERSIGNED AND REGISTERED: REGISTRAR & TRANSFER COMPANY (Cranford, NJ) TRANSFER AGENT AND REGISTRAR By: AUTHORIZED SIGNATURE DELAWARE SEAL 2003 CORPORATE STERLING BANCORP CUSIP 85917A 10 0 CORPORATE SECRETARY PRESIDENT AND CHIEF EXECUTIVE OFFICER Exhibit 4.1

the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of the within named corporation with full power of the substitution in the premises. Dated In the presence of Signature(s): KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE. NOTE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER. Signature(s) Guaranteed THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. By The Board of Directors of Sterling Bancorp (the “Company”) is authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of more than one class of stock, including preferred stock in series, and to fix and state the voting powers, designations, preferences, limitations and restrictions thereof. The Company will furnish to any stockholder upon request and without charge a full description of each class of stock and any series thereof. The shares evidenced by this certificate are subject to a limitation contained in the Certificate of Incorporation to the effect that in no event shall any record owner of any outstanding common stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the outstanding shares of common stock (the “Limit”) be entitled or permitted to any vote in respect of shares held in excess of the Limit. The shares represented by this certificate may not be cumulatively voted on any matter. The Certificate of Incorporation requires the affirmative vote of the holders of at least 80% of the voting stock of the Company, voting together as a single class, to approve certain transactions and to amend certain provisions of the Certificate of Incorporation. The following abbreviations when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the above list. UNIF GIFT MIN ACT–_________ Custodian_________ (Cust) (Minor) under Uniform Gifts to Minors Act _____________________________ (State) TEN COM TEN ENT JT TEN as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common – – – For Value Received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER (please print or typewrite name and address including postal zip code of assignee) (please print number of shares to be sold) Shares of